Exhibit 10.1









                     GENERAL MOTORS ACCEPTANCE CORPORATION


                                      AND


                        CAPITAL AUTO RECEIVABLES, INC.








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                              PURCHASE AGREEMENT

                           DATED AS OF ____ __, 199_


                     -------------------------------------









                          GMAC 199___-_ GRANTOR TRUST



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            THIS PURCHASE AGREEMENT is made as of _____ __, 199_, by and between
General Motors Acceptance Corporation, a corporation incorporated under the New York Banking Law relating to investment companies ("GMAC"), and Capital Auto Receivables, Inc., a Delaware corporation (the "Purchaser").

            WHEREAS, in the regular course of its business, GMAC purchases retail instalment sale contracts for automobiles and light trucks through a nationwide branch system from automobile and truck dealers (each, a "Dealer") pursuant to existing agreements between GMAC and such Dealers (each, a "Dealer Agreement").

            WHEREAS, GMAC and the Purchaser wish to set forth the terms pursuant to which the Receivables are to be sold by GMAC to the Purchaser.

            NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

          As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

          AGGREGATE AMOUNT FINANCED: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          AMOUNT FINANCED: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          ANNUAL PERCENTAGE RATE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          ASSIGNMENT: shall mean the document of assignment substantially in the form attached to this Agreement as EXHIBIT A.

          CERTIFICATE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          CERTIFICATEHOLDER: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          CERTIFICATE  REGISTER:  shall mean the register maintained pursuant to
Section 5.03 of the Pooling and Servicing Agreement.


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          CLASS A  PERCENTAGE:  shall have the meaning  assigned to that term in the Pooling and Servicing Agreement.

          COLLECTIONS: shall mean all amounts collected by GMAC as Servicer (from whatever source) on or with respect to the Receivables.

          CUTOFF DATE: shall mean the date specified in the Pooling and Servicing Agreement.

          DEALER: shall have the meaning assigned to that term in the second paragraph of this Agreement.

          DEALER AGREEMENT: shall have the meaning assigned to that term in the second paragraph of this Agreement.

          DISTRIBUTION DATE: shall mean, with respect to a Monthly Period, the monthly date, as specified in the Pooling and Servicing Agreement, on which distributions are made to Certificateholders.

          FINANCED VEHICLE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          GMAC: shall have the meaning assigned to that term in the first paragraph of this Agreement.

          LIEN: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          MONTHLY PERIOD: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          OBLIGOR: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          PERSON: shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          POOLING AND SERVICING AGREEMENT: shall mean the Pooling and Servicing Agreement by and between GMAC, as Servicer, the Purchaser, as Seller, and the Trustee named therein, dated as of the date hereof, that incorporates the Standard Terms and Conditions of Agreement referred to therein.

          PURCHASER: shall have the meaning assigned to that term in the first paragraph of this Agreement.


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          RECEIVABLE:  shall  mean  a  retail  instalment  sale  contract  for a
Financed Vehicle that is included in the Schedule of Receivables which is on file at the locations listed on EXHIBIT B attached hereto and all rights and obligations thereunder.

          RECEIVABLES PURCHASE PRICE: shall mean the Aggregate Amount Financed plus accrued interest thereon.

          RECORD DATE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          RELEASED WARRANTY AMOUNT: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          REPURCHASE  EVENT:  shall have the  meaning  assigned  to that term in
Section 5.04.

          SCHEDULED INTEREST RECEIVABLE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          SCHEDULED PAYMENT: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          SERVICER: shall mean General Motors Acceptance Corporation, in its capacity as such under the Pooling and Servicing Agreement.

          SIMPLE INTEREST RECEIVABLE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          TRUST FORMATION DATE: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          TRUST  PROPERTY:  shall  have the  meaning  assigned  to that  term in
Section 2.01.

          TRUSTEE: shall mean the Person named as Trustee in the Pooling and Servicing Agreement, or its successor in interest or any successor in interest or any successor trustee appointed as provided in the Pooling and Servicing Agreement.

          UCC: shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          VOTING INTERESTS: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.

          WARRANTY PAYMENT: shall have the meaning assigned to that term in the Pooling and Servicing Agreement.


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                                  ARTICLE II

                       PURCHASE AND SALE OF RECEIVABLES

            Section 2.01 PURCHASE AND SALE OF RECEIVABLES. Immediately prior to the Trust Formation Date transactions pursuant to the Pooling and Servicing Agreement, GMAC shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse:

            (a) all right, title and interest of GMAC in, to and under the Receivables listed on the Schedule of Receivables which is on file at the locations listed on EXHIBIT B hereto and (i) in the case of Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (ii) in the case of Simple Interest Receivables, all monies received thereunder on and after the Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance covering any related Financed Vehicle force-placed by GMAC;

            (b) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

            (c) except for those Receivables originated in Wisconsin, the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

            (d) the interest of GMAC in any proceeds from recourse against Dealers on Receivables; and

            (e) the interest of GMAC in any proceeds of the property described in clauses (a) and (b) above (the property described in clauses (a) through (e) collectively, the "Trust Property").

It is the intention of GMAC and the Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from GMAC to the Purchaser and the beneficial interest in and title to the Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of GMAC to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, any Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

            Section 2.02 RECEIVABLES PURCHASE PRICE. In consideration for the Receivables and other properties described in Section 2.01, the Purchaser shall, on the Trust Formation Date, pay to GMAC the Receivables Purchase Price. An amount equal to approximately the Class A Percentage of the Receivables Purchase Price shall be paid to GMAC in immediately available funds, and the balance of the Receivables Purchase Price shall be recorded as an advance from GMAC to the Purchaser.


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            Section 2.03 THE CLOSING.  The sale and purchase of the  Receivables shall take place at the offices of GMAC, 3031 West Grand Boulevard, Detroit, Michigan 48202, on the Trust Formation Date, simultaneously with the closing of the transactions contemplated by the Pooling and Servicing Agreement and the Certificate Purchase Agreement.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

            Section 3.01 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to GMAC as of the date hereof and as of the Trust Formation Date:

            (a) ORGANIZATION AND GOOD STANDING. The Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

            (b) DUE QUALIFICATION. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

            (c) POWER AND AUTHORITY. The Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary corporate action;

            (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or By-laws of the Purchaser, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement or the Pooling and Servicing Agreement or violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties; and

            (e) NO PROCEEDINGS. To the Purchaser's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (i) asserting the invalidity of this Agreement, or (ii) seeking any

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determination   or  ruling  that  might  materially  and  adversely  affect  the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

            Section 3.02 REPRESENTATIONS AND WARRANTIES OF GMAC.

            (a) GMAC makes the following representations and warranties as to the Receivables on which the Purchaser relies in accepting the Receivables. Such representations and warranties speak as of the date hereof and as of the Trust Formation Date, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser and the subsequent assignment and transfer pursuant to the Pooling and Servicing Agreement:

                  (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (A) was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by GMAC from such Dealer under an existing Dealer Agreement, and was validly assigned by such Dealer to GMAC in accordance with its terms, (B) has created or shall create a valid, binding and enforceable first priority security interest in favor of GMAC in the Financed Vehicle, which security interest is assignable by GMAC to the Purchaser, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security, and (D) provides for level monthly payments (provided that the payment in the first Monthly Period and the final Monthly Period of the life of the Receivable may be minimally different from the level payment) that shall amortize the Amount Financed by maturity and shall yield interest at the Annual Percentage Rate;

                  (ii) SCHEDULE OF RECEIVABLES. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Trust Formation Date, and no selection procedures believed to be adverse to the Certifi- cateholders were utilized in selecting the Receivables from those receivables of GMAC which meet the selection criteria under the Pooling and Servicing Agreement;

                  (iii) COMPLIANCE WITH LAW. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Receivables, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made;

                  (iv) BINDING OBLIGATION. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors'

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rights in general and by equity,  regardless of whether such  enforceability  is considered in a proceeding in equity or at law;

                  (v) SECURITY INTEREST IN FINANCED VEHICLE. Immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Receivable was secured by a validly perfected first security interest in the Financed Vehicle in favor of GMAC as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first security interest in the Financed Vehicle in favor of GMAC as secured party;

            (vi)  RECEIVABLES  IN  FORCE.  No  Receivable  has  been  satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part;

            (vii) NO WAIVER. Since the Cutoff Date, no provision of a Receivable has been waived, altered or modified in any respect;

            (viii) NO DEFENSES. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable;

            (ix) NO LIENS. There are, to the best of GMAC's knowledge, no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable;

            (x) INSURANCE. Each Obligor is required to maintain a physical damage insurance policy of the type that GMAC requires in accordance with its customary underwriting standards for the purchase of automotive receivables;

            (xi) GOOD TITLE. No Receivable has been sold, transferred, assigned or pledged by GMAC to any Person other than the Purchaser; immediately prior to the conveyance of the Receivables pursuant to this Agreement GMAC had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by GMAC, the Purchaser shall have all of the right, title and interest of GMAC in and to the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien;

            (xii) LAWFUL ASSIGNMENT. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Receivable under this Agreement;

            (xiii) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in the Receivables shall have been made;

            (xiv) ONE ORIGINAL. There is only one original executed copy of each Receivable;


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            (xv) NO DOCUMENTS OR INSTRUMENTS. No receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC);

            (xvi) MATURITY OF RECEIVABLES. Each Receivable has an original maturity of not less than _ months and not greater than __ months;

            (xvii) LOWEST ANNUAL PERCENTAGE RATE. The lowest Annual Percentage Rate of any Receivable is ___%.

            (xviii) SCHEDULED PAYMENT; DELINQUENCY. Each Receivable has a first scheduled payment that is due on or after _______ __, 199_ and a final scheduled payment that is due no later than ______ __, ____, and no Receivable has a payment that is more than 29 days overdue as of the Cutoff Date nor shall any Receivable have been charged-off by the Servicer;

            (xix) VEHICLES. Each Financed Vehicle is a new or used automobile or light truck;

            (xx) ORIGIN. Each Receivable has been originated in the United States; and

            (xxi) NO AMENDMENT. No Receivable has been amended or otherwise modified such that the Amount Financed, the APR or the total number of Scheduled Payments (in the case of a Scheduled Interest Receivable) or the number of original scheduled due dates (in the case of a Simple Interest Receivable) is altered or such that the last Scheduled Payment (in the case of a Scheduled Interest Receivable) or the last scheduled due date (in the case of a Simple Interest Receivable) occurs after the final scheduled Distribution Date.

            (b) GMAC hereby represents and warrants to the Purchaser as of the date hereof and as of the Trust Formation Date:

                  (i) ORGANIZATION AND GOOD STANDING. GMAC has been duly organized and is validly existing as a corporation in good standing under the New York Banking Law relating to investment companies, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

                  (ii) DUE QUALIFICATION. GMAC is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

                  (iii) POWER AND AUTHORITY. GMAC has the power and authority to execute and deliver this Agreement and to carry out its terms; GMAC has full power and authority to sell and assign the property to be sold and assigned to the Purchaser, has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the

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execution,  delivery and performance of this Agreement have been duly authorized by GMAC by all necessary corporate action;

                  (iv) VALID SALE; BINDING OBLIGATION. This Agreement shall constitute a valid sale, transfer and assignment of the Receivables, enforceable against creditors of and purchasers from GMAC; and this Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation of GMAC enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (v)  NO  VIOLATION.   The  consummation  of  the  transactions
contemplated by this Agreement and the fulfillment of the terms of this Agreement, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or By-laws of GMAC, or any indenture, agreement, mortgage, deed of trust or other instrument to which GMAC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement or the Pooling and Servicing Agreement or violate any law or, to the best of GMAC's knowledge, any order, rule or regulation applicable to GMAC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GMAC or any of its properties; and

                  (vi) NO PROCEEDINGS. To GMAC's knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over GMAC or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect the performance by GMAC of its obligations under, or the validity or enforceability of, this Agreement.


                                  ARTICLE IV

                                  CONDITIONS

            Section  4.01  CONDITIONS  TO  OBLIGATION  OF  THE  PURCHASER.   The
obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of GMAC hereunder shall be true and correct on the Trust Formation Date with the same effect as if then made, and GMAC shall have performed all obligations to be performed by it hereunder on or prior to the Trust Formation Date.


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            (b)   NO REPURCHASE EVENT.  No Repurchase Event shall have occurred on or prior to the Trust Formation Date.

            (c) COMPUTER FILES MARKED. GMAC shall, at its own expense, on or prior to the Trust Formation Date, indicate in its computer files created in connection with the Receivables that the Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Schedule of Receivables certified by an officer of GMAC to be true, correct and complete.

            (d)   DOCUMENTS TO BE DELIVERED BY GMAC AT THE CLOSING.

                  (i) THE ASSIGNMENT. At the Closing, GMAC shall execute and deliver the Assignment.

                  (ii)  EVIDENCE  OF  UCC  FILING.  On or  prior  to  the  Trust
Formation  Date,  GMAC  shall  record  and  file,  at its own  expense,  a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by GMAC as seller or debtor, naming the Purchaser as purchaser or secured party, naming the Receivables and the other Trust Property as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to the Purchaser. GMAC shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser on or prior to the Trust Formation Date.

                  (iii) OTHER DOCUMENTS. At the Closing, GMAC shall provide such other documents as the Purchaser may reasonably request.

            (e) OTHER TRANSACTIONS. The transactions contemplated by the Pooling and Servicing Agreement shall be consummated on the Trust Formation Date.

            Section 4.02 CONDITIONS TO OBLIGATION OF GMAC. The obligation of GMAC to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Purchaser hereunder shall be true and correct on the Trust Formation Date with the same effect as if then made, and GMAC shall have performed all obligations to be performed by it hereunder on or prior to the Trust Formation Date.

            (b) RECEIVABLES PURCHASE PRICE. At the Trust Formation Date, the Purchaser shall pay to GMAC the Receivables Purchase Price as provided in
Section 2.02.



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                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

            GMAC agrees with the Purchaser as follows:

            Section 5.01 CONFLICTS WITH POOLING AND SERVICING AGREEMENT. To the extent that any provision of Sections 5.02 through 5.04 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

            Section 5.02 PROTECTION OF TITLE TO TRUST.

            (a) FILINGS. GMAC shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser under this Agreement in the Receivables and the other Trust Property and in the proceeds thereof. GMAC shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

            (b) NAME CHANGE. GMAC shall not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by GMAC in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Purchaser at least 60 days prior written notice thereof.

            (c) EXECUTIVE OFFICE; MAINTENANCE OF OFFICES. GMAC shall give the Purchaser at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. GMAC shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

            Section 5.03 OTHER LIENS OR INTERESTS. Except for the conveyances hereunder and pursuant to this Agreement and the Pooling and Servicing Agreement, GMAC shall not sell, pledge, assign or transfer the Receivables to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and GMAC shall defend the right, title and interest of the Purchaser in, to and under such Receivables against all claims of third parties claiming through or under GMAC.

            Section 5.04 REPURCHASE EVENTS. GMAC acknowledges that the Purchaser has assigned all of its right, title and interest in, to and under this Agreement (other than Section 5.05 hereof), including the Purchaser's right to cause GMAC to repurchase Receivables from the Purchaser under certain circumstances, to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement. GMAC hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Trustee and the Certificateholders that the occurrence of a breach of any of GMAC's representations and warranties contained in Section 3.02(a) hereof shall constitute events obligating GMAC, to the extent specified in Section 2.05 of the Pooling and Servicing Agreement, and without further notice from the Purchaser hereunder, to repurchase a Receivable from the Trustee. It is understood and agreed that the obligation of GMAC to repurchase any Receivable as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against GMAC for such breach available to Certificateholders or the Trustee on behalf of the Certificateholders.

            Section 5.05 INDEMNIFICATION. GMAC shall indemnify the Purchaser for any liability as a result of the failure of a Receivable to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that GMAC may otherwise have.

            Section 5.06 TRUST. GMAC acknowledges that the Purchaser may, pursuant to the Pooling and Servicing Agreement, sell the Receivables to the Trust and assign its rights hereunder to the Trustee for the benefit of the Certificateholders.


                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

            Section 6.01 AMENDMENT. This Agreement may be amended from time to time by a written amendment duly executed and delivered by GMAC and the Purchaser; provided, however, that any such amendment that materially affects the rights of the Certifi- cateholders under the Pooling and Servicing Agreement must be consented to by the Certificateholders evidencing 51% of the Voting Interests of each class of Certificate.

            Section 6.02 WAIVERS. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

            Section 6.03 COSTS AND EXPENSES. GMAC agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, including fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of GMAC hereunder.

            Section 6.04 SURVIVAL. The representations, warranties and covenants of GMAC set forth in Section 3.02 and Article V of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.03 hereof.

            Section 6.05 CONFIDENTIAL INFORMATION. The Purchaser agrees that it shall neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Pooling and Servicing Agreement or as required by law.

            Section 6.06 HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement unless otherwise specified.

            Section 6.07 GOVERNING LAW. This Agreement and the Assignment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to its conflict of laws provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 6.08 NOTICES. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail - return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of GMAC, at the following address: General Motors Acceptance Corporation (to the attention of the individual executing this Agreement on the signature page), 3044 West Grand Boulevard, Detroit, Michigan 48202 and (b) in the case of the Purchaser, at the following address: Capital Auto Receivables, Inc., Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, with a copy to the individual executing this Agreement on the signature page, Capital Auto Receivables, Inc., 3031 West Grand Boulevard, Detroit, Michigan 48202.

            Section 6.09 COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                            -----------------------


            IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                              GENERAL MOTORS ACCEPTANCE CORPORATION


                              By:____________________________________________




                              CAPITAL AUTO RECEIVABLES, INC.


                              By:____________________________________________

                                                                     EXHIBIT A
                                  ASSIGNMENT

            For value received, in accordance with the Purchase Agreement dated as of _______________, 19__ (the "Purchase Agreement"), between General Motors Acceptance Corporation, a corporation incorporated under the New York Banking Law relating to investment companies ("GMAC"), and Capital Auto Receivables, Inc., a Delaware corporation (the "Purchaser"), GMAC does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, (i) all right, title and interest of GMAC in, to and under the Receivables listed on the Schedule of Receivables and (A) in the case of Scheduled Interest Receivables, all monies due thereunder on and after the Cutoff Date and (B) in the case of Simple Interest Receivables, all monies received thereunder on and after the Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance covering any related Financed Vehicle force-placed by GMAC; (ii) the interest of GMAC in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto; (iii) except for those Receivables originated in Wisconsin, the interest of GMAC in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors; (iv) the interest of GMAC in any proceeds from recourse against Dealers on Receivables; and (v) the interest of GMAC in any proceeds of the property described in clauses (i) and (ii) above.

            The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Receivables, the Dealer Agreements, any insurance policies or any agreement or instrument relating to any of them.

            It is the intention of GMAC and the Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables from GMAC to the Purchaser and the beneficial interest in and title to the Receivables shall not be part of GMAC's estate in the event of the filing of a bankruptcy petition by or against GMAC under any bankruptcy law.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement.

            Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ______________, 199__.

                      GENERAL MOTORS ACCEPTANCE CORPORATION


                      By:__________________________________

                      Name:________________________________

                              Its: Vice President

                                                                     EXHIBIT B


                     LOCATIONS OF SCHEDULE OF RECEIVABLES


                        The Schedule  of  Receivables  is on file at the offices
                          of:

            1.    The Trustee

            2.    General Motors Acceptance Corporation

            3.    Capital Auto Receivables, Inc.